     As filed with the Securities and Exchange Commission on October 8, 1999
================================================================================
                                                     Registration No. 333-______
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ----------------------------
                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                                      23-2476415
            --------                                                      ----------
(State or Other Jurisdiction of                                       (I.R.S. Employer
 Incorporation or Organization)                                      Identification No.)

                        1650 Tysons Boulevard, Suite 300
                                McLean, VA 22102
                                 (703) 847-1400
                    (Address of Principal Executive Offices)

                          ----------------------------
                 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN
                         OF APACHE MEDICAL SYSTEMS, INC.
                            (Full Title of the Plan)

                          ----------------------------
                                  Peter Gladkin
                      President and Chief Executive Officer
                        1650 Tysons Boulevard, Suite 300
                                McLean, VA 22102
                     (Name and Address of Agent for Service)

                                 (703) 847-1400
                                 --------------
          (Telephone Number, Including Area Code, of Agent for Service)
                                   Copies to:
                              Daniel J. Ramos, Esq.
                                 Shaw Pittman
                               2300 N Street, N.W.
                             Washington, D.C. 20037
                                 (202) 663-8000

                         CALCULATION OF REGISTRATION FEE

                                                           Proposed Maximum           Proposed Maximum           Amount Of
 Title Of Securities To Be         Amount To Be           Aggregate Offering         Aggregate Offering        Registration
         Registered                 Registered             Price Per Share                  Price                   Fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock,                       500,000(1)                $1.297(2)                  $648,500(2)             $181
$.01 par value
per share
-------------------------------------------------------------------------------------------------------------------------------

 (1) AMOUNT REPRESENTS THE NUMBER OF SHARES ISSUABLE PURSUANT TO THE AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN OF APACHE MEDICAL SYSTEMS, INC. IN ADDITION TO THE 1,696,589 SHARES REGISTERED ON REGISTRATION STATEMENT NO. 333-23731 AND THE 500,000 SHARES REGISTERED ON REGISTRATION STATEMENT NO. 333-36423. THIS REGISTRATION STATEMENT SHALL ALSO COVER ANY ADDITIONAL SHARES OF COMMON STOCK WHICH MAY BECOME ISSUABLE BY REASON OF ANY STOCK DIVIDEND, STOCK SPLIT, RECAPITALIZATION OR OTHER SIMILAR TRANSACTIONS IN ACCORDANCE WITH RULE 416 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(2) ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE PURSUANT TO RULE 457(c) AND RULE 457(h) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED UPON THE AVERAGE HIGH AND LOW PRICES OF THE COMMON STOCK AS REPORTED ON THE NASDAQ STOCK MARKED AS OF
           October 6, 1999.

              INTRODUCTORY STATEMENT NOT FORMING PART OF PROSPECTUS

           This Registration Statement relates to the registration of additional shares under the Amended and Restated Employee Stock Option Plan of APACHE Medical Systems, Inc. Shares to be issued pursuant to that plan were registered pursuant to registration statements on Form S-8 (File No. 333-23731 and File No. 333-36423), the contents of which are hereby incorporated by reference into this registration statement to the extent they present information not otherwise presented herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents filed by APACHE Medical Systems, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated herein by this reference and made a part hereof:

           (a) Annual Report on Form 10-K for the year ended December 31, 1998.

           (b) Proxy Statement in connection with the Registrant's 1999 Annual Meeting of Stockholders.

           (c) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999.

           (d) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999.

           (e) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on June 4, 1996, to register the Common Stock of the Registrant under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purposes of updating such description.

           In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

Exhibit
Number    Description of Exhibit
--------------------------------
4.1        Amended and Restated Certificate of Incorporation of the Registrant
           (incorporated by reference to the Registrant's Report on Form 10-Q for the quarter ended June 30, 1997 (File No. 0-20805)).

4.2 Bylaws of the Registrant, as amended (incorporated by reference to the Registrant's Registration Statement on Form S-1
           (File No. 333-04106)).

4.3 Specimen common stock certificate (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No.
           333-04106)).

5.1 Form of opinion of Shaw Pittman as to the legality of the securities being registered (filed herewith).

23.1       Consent of Shaw Pittman (filed herewith as part of Exhibit 5.1).

23.2       Consent of Ernst & Young LLP (filed herewith).

23.3       Consent of Arthur Andersen, LLP (filed herewith).

23.4       Consent of KPMG LLP (filed herewith).

24.1       Powers of Attorney (included on signature page).

99.1       Amended and Restated Employee Stock Option Plan of the Registrant
           (incorporated by reference to Exhibit 10.20 to the Registrant's
           Quarterly Report on Form 10-Q for the quarter ended March 31, 1999
           (File No. 0-20805)).

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in McLean, Virginia, on this 8th day of October, 1999.


                              APACHE MEDICAL SYSTEMS, INC.
                              (Registrant)


                              /s/ PETER GLADKIN
                              -----------------------
                              Peter Gladkin
                              President and Chief Executive Officer


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter Gladkin and Karen C. Miller, each acting individually, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the date indicated.

Name                                                    Title                               Date
----                                                    -----                               ----
                                                        President and Chief Executive
/s/ Peter Gladkin                                       Officer  (Principal Executive       October 8, 1999
----------------------------------                      Officer)
Peter Gladkin


                                                        Vice President, Finance and
/s/ Karen C. Miller                                     Chief Financial Officer             October 8, 1999
----------------------------------                      (Principal Financial and
Karen C. Miller                                         Accounting Officer)


/s/ Gerald E. Bisbee, Jr., Ph.D.                        Director                            October 8, 1999
----------------------------------
Gerald E. Bisbee


/s/ Edward J. Connors                                   Director                            October 8, 1999
----------------------------------
Edward J. Connors


/s/ Richard Dessimoz                                    Director                            October 8, 1999
----------------------------------
Richard Dessimoz


/s/ .Thomas W. Hodson                                   Director                            October 8, 1999
----------------------------------
Thomas W. Hodson


/s/ William A. Knaus, M.D.
----------------------------------
William A. Knaus, M.D.                                  Director                            October 8, 1999


/s/ Lawrence S. Lewin
----------------------------------
Lawrence S. Lewin                                       Director                            October 8, 1999

                                  EXHIBIT INDEX

Exhibit
Number Description of Exhibit
-----------------------------
4.1        Amended and Restated Certificate of Incorporation of the Registrant
           (incorporated by reference to the Registrant's Report on Form 10-Q for the quarter ended June 30, 1997 (File No. 0-20805)).

4.2 Bylaws of the Registrant, as amended (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No.
           333-04106)).

4.3 Specimen common stock certificate (incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No.
           333-04106)).

5.1 Form of opinion of Shaw Pittman as to the legality of the securities being registered (filed herewith).

23.1       Consent of Shaw Pittman (filed herewith as part of Exhibit 5.1).

23.2       Consent of Ernst & Young LLP (filed herewith).

23.3       Consent of Arthur Andersen, LLP (filed herewith).

23.4       Consent of KPMG LLP (filed herewith).

24.1       Powers of Attorney (included on signature page).

99.1       Amended and Restated Employee Stock Option Plan of the Registrant
           (incorporated by reference to Exhibit 10.20 to the Registrant's
           Quarterly Report on Form 10-Q for the quarter ended March 31, 1999
           (File No. 0-20805)).